UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2014
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.
On February 20, 2014, Sensient Technologies Corporation issued a press release responding to a letter from FrontFour Master Fund, Ltd., an exempted company formed under the laws of the Cayman Islands, expressing its intention to nominate four individuals to Sensient's Board of Directors at the 2014 Annual Meeting of Shareholders.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 99.1:	Sensient Technologies Corporation Press Release dated February 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John L. Hammond

Name:	John L. Hammond

Title:	Senior Vice President, General Counsel and Secretary

Date:	February 20, 2014

EXHIBIT INDEX

Exhibit 99.1	Sensient Technologies Corporation Press Release dated February 20, 2014.